UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 3, 2015

Asterias Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36646	46-1047971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Constitution Drive
Menlo Park, California 94025
(Address of principal executive offices)

(650) 433-2900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Matters.

Asterias Biotherapeutics, Inc. (the "Company"), a biotechnology company focused on the emerging field of regenerative medicine, held a conference call and webcast at 4:30 p.m. ET on June 3, 2015, to discuss new, long-term follow-up data from the Company's Phase 2 clinical trial of AST-VAC.  Copies of the presentation materials are attached as Exhibit 99.1 and 99.2 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

No.	Description

99.1	Slide Presentation dated June 3, 2015.

99.2	Slide Presentation dated June 3, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTERIAS BIOTHERAPEUTICS, INC.

Date: June 9, 2015	By:	/s/ Robert W. Peabody
Chief Financial Officer